UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  June 8, 2017

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of General Moly, Inc. (the “Company”) was held on June 8, 2017. The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter are set forth below.  Stockholders voted in accordance with the Board of Directors’ recommendations on each matter and voted to (1) elect two nominees for director; (2) approve, by advisory vote, the Company’s executive compensation; (3) recommend, by advisory vote, that the Company hold an advisory vote on executive compensation annually, and (4) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Proposal #1  Election of two Class I members of the Board of Directors

	For	Against	Abstain	Broker Non-Votes
Gary A. Loving	44,430,931	434,540	89,385	31,853,356
Gregory P. Raih	44,440,717	426,654	87,485	31,853,356

Proposal #2 Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
43,622,855	1,074,724	257,276	31,853,357

Proposal #3  Advisory vote on the frequency of the executive compensation vote

Every one year	Every two years	Every three years	Abstain	Broker Non-Votes
16,788,620	12,639,916	15,398,546	127,774	31,853,356

Proposal #4  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017

For	Against	Abstain	Broker Non-Votes
76,218,101	406,747	183,364	—

Item 8.01                   Other Events

On June 9, 2017, the Company issued a press release announcing the results of the annual meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated June 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: June 9, 2017	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer